MKAM ETF
SCHEDULE OF INVESTMENTS
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 84.6%	Shares	Value
iShares 0-3 Month Treasury Bond ETF (a)	28,903	$2,910,243
iShares Core S&P 500 ETF (a)	7,286	4,523,878
TOTAL EXCHANGE TRADED FUNDS (Cost $7,154,179)		7,434,121

U.S. TREASURY SECURITIES - 4.4%	Par
United States Treasury Note/Bond
3.00%, 10/31/2025	$352,000	350,530
0.63%, 07/31/2026	41,000	39,560
TOTAL U.S. TREASURY SECURITIES (Cost $389,289)		390,090

SHORT-TERM INVESTMENTS - 11.0%
Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.25% (b)	21,286	21,286

U.S. Treasury Bills - 10.8%	Par
4.15%, 09/04/2025 (c)	$955,000	947,676
TOTAL SHORT-TERM INVESTMENTS (Cost $969,387)		968,962

TOTAL INVESTMENTS - 100.0% (Cost $8,512,855)		$8,793,173
Liabilities in Excess of Other Assets - (0.0)% (d)		(1,422)
TOTAL NET ASSETS - 100.0%		$8,791,751

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(c)	The rate shown is the annualized effective yield as of June 30, 2025.
(d)	Represents less than 0.05% of net assets.

MKAM ETF

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

MKAM ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$7,434,121	$—	$—	$7,434,121
U.S. Treasury Securities	—	390,090	—	390,090
Money Market Funds	21,286	—	—	21,286
U.S. Treasury Bills	—	947,676	—	947,676
Total Investments	$7,455,407	$1,337,766	$—	$8,793,173

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended June 30, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
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